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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

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                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) July 1, 1996

                                FIBREBOARD CORPORATION
                                ----------------------
                (Exact name of registrant as specified in its charter)


              Delaware                  0-016951             94-0751580
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     (State or other jurisdic-        (Commission        (IRS Employer Iden-
       tion of incorporation)         file number)         tification No.)


              2121 North California Blvd., #560, Walnut Creek, CA 94596
              ----------------------------------------------------------
                       (Address of principal executive offices)


                                    (510) 274-0700
                                    --------------
                 (Registrant's telephone number, including area code)



                                         None
                       ----------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 1, 1996, Fibreboard Corporation ("Fibreboard") acquired all of the outstanding capital stock of Stone Products Corporation, a California corporation headquartered in Napa, California. Fibreboard purchased the stock from a consortium of investors, including several limited partnerships. Stone Products Corporation produces manufactured stone building products at two facilities located in Napa, California and Navarre, Ohio.

The initial purchase price was approximately $52 million, including the assumption of debt. The purchase price is subject to adjustment based on the amount of Stone's consolidated net worth reflected on the audited closing balance sheet.

Fibreboard funded the purchase with available cash on hand and funds provided under its revolving loan facility co-agented by Bank of America, N.A.

Further information concerning the purchase is set forth in Fibreboard's press release dated July 2, 1996, which is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

      (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


             The financial statements required by this item will be filed as soon as practicable, but in no event later than September 14, 1996.

      (B) PRO FORMA FINANCIAL INFORMATION.

             The pro forma financial information required by this item will be filed as soon as practicable, but in no event later than September 14, 1996.

      (C) EXHIBITS.

The following Exhibits are included herewith:

10.1 Stock Purchase Agreement dated June 5, 1996 among Fibreboard Corporation, Stone Products Corporation and the shareholders of Stone Products Corporation.

10.2 Amendment No. 1 to the Stock Purchase Agreement dated June 26, 1996 among Fibreboard Corporation, Stone Products Corporation and the shareholders of Stone Products Corporation.

99.1. Press Release dated July 2, 1996 issued by Fibreboard Corporation.


                                          2

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                                      SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FIBREBOARD CORPORATION
                                       ----------------------
                                            (Registrant)



Dated: July 15, 1996                   By:  /s/Garold E. Swan
                                           -------------------------------
                                           Garold E. Swan
                                           Vice President and Controller